                                  EXHIBIT 10.2

                                                                   EXHIBIT 10.2

                          SUBORDINATED PROMISSORY NOTE

                                 Note Number 1


Date of Note: October 15, 1998                                   Greenville, SC

Amount of Note:  $10,000.00


         For value received, RSI Holdings, Inc. promises to pay to the order of the Estate of Buck Mickel the principal sum of TEN THOUSAND DOLLARS AND NO/100THS ($10,000.00), together with interest on the outstanding principal balance of this note from the date hereof at the rate of eight and one-half percent (8.5%) per annum.

         Interest only on the outstanding principal balance of this Note shall be due and payable quarterly on the last day of each fiscal quarter beginning on November 30, 1998 and continuing until that date which is ten years from the date of this Note (the "Maturity Date"), at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

         Payment of principal shall be due on the Maturity Date; provided, however that RSI Holdings, Inc. may prepay the debt evidenced by this Note without penalty, in whole or in part, at any time. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance of this Note.

         The principal amount of this Note is subject to the relevant terms of the warehouse line of credit payable by HomeAdd Financial Corporation to First Union National Bank, Greenville, South Carolina.

         This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of South Carolina. The terms of this Note shall bind and inure to the benefit of the respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law, of RSI Holdings, Inc. and the Estate of Buck Mickel.

                             RSI Holdings, Inc.


                             By: /s/ Joe F. Ogburn
                                 Joe F. Ogburn, Treasurer

                           Schedule A to Exhibit 10.2

 Note                   Date                 Date of First Interest Payment
   1              October 15, 1998                 November 30, 1998
   2              October 15, 1998                 November 30, 1998
   3              October 15, 1998                 November 30, 1998
   4              November 13, 1998                November 30, 1998
   5              November 13, 1998                November 30, 1998
   6              November 13, 1998                November 30, 1998
   7              November 13, 1998                November 30, 1998
   8              November 13, 1998                November 30, 1998
   9              December 15, 1998                February 28, 1999
  10              December 15, 1998                February 28, 1999
  11              December 15, 1998                February 28, 1999
  12              December 15, 1998                February 28, 1999
  13              December 15, 1998                February 28, 1999
  14              December 15, 1998                February 28, 1999
  15              December 15, 1998                February 28, 1999
  16              December 15, 1998                February 28, 1999
  17              December 15, 1998                February 28, 1999
  18              December 15, 1998                February 28, 1999
  19              December 15, 1998                February 28, 1999
  20              December 15, 1998                February 28, 1999
  21              December 15, 1998                February 28, 1999
  22              December 15, 1998                February 28, 1999
  23              December 15, 1998                February 28, 1999
  24              December 15, 1998                February 28, 1999
  25              December 15, 1998                February 28, 1999